Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5520%



        Excess Protection Level
          3 Month Average   5.44%
            August, 2000   5.50%
            July, 2000   6.00%
            June, 2000   4.83%


        Cash Yield                                  19.12%


        Investor Charge Offs                         4.51%


        Base Rate                                    9.10%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $55,220,806,818.68


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,039,606,300.19